                                   SECOND AMENDMENT

    SECOND AMENDMENT dated as of May 23, 1997 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"), and BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), as Agent (the "AGENT") amending certain provisions of the Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of June 4, 1996, as previously amended by a First Amendment dated as of November 8, 1996 (as so amended, the "LOAN AGREEMENT"). Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

    WHEREAS, the Borrower has requested that the Bank agree to amend the terms of the Loan Agreement in certain respects; and

    WHEREAS, the Bank is willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

    NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended as follows:

    DEFINITION OF "BORROWING BASE." Section 1.1 of the Loan Agreement is further amended by deleting the words "the lesser of (x) $1,910,000 or (y) 60%" appearing in each of clause (a)(ii) and clause (b)(ii) of the definition of the term "Borrowing Base," and substituting therefor, in each case, the words "the lesser of (x) $1,600,000 or (y) 80%."

    DEFINITION OF "DIP MATURITY DATE." Section 1.1 of the Loan Agreement is further amended by deleting the words "June 30, 1997" appearing in clause (a) of the definition of the term "DIP Maturity Date," and substituting therefor the words "February 27, 1998."

    NEW DEFINITION OF "SECOND AMENDMENT ORDER." Section 1.1 of the Loan Agreement is further amended by adding to Section 1.1 in the appropriate location in the alphabetical sequence the following new definition:

    "SECOND AMENDMENT ORDER. See the Second Amendment, dated as of May 23, 1997, to this Agreement."

    DEFINITION OF "FINANCING ORDER." From and after the effectiveness of this Amendment, the term "Financing Order" as referred to in the Loan Documents shall refer to the Financing Order as in effect immediately prior to the effective time of this Amendment, as supplemented by the final order (the "Second Amendment Order") of the Bankruptcy Court approving this Amendment.

    Section 2. AMENDMENT TO SECTION 2.2(D) OF THE LOAN AGREEMENT. Section 2.2(d) of the Loan Agreement is hereby amended by inserting after the words "during the period beginning on December 15, 1996, and ending on January 31, 1997," appearing in Section 2.2(d) the words "and, if the Exit Facility Date has not then occurred, also during the period beginning on December 15, 1997, and ending on January 31, 1998."

    Section 3. AMENDMENT TO SECTION 2.4(E) OF THE LOAN AGREEMENT. Section 2.4(e) of the Loan Agreement is hereby amended by deleting the words "during each of the period beginning on December 15, 1997 and ending on January 15, 1998 and the period beginning on December 15, 1998 and ending on January 15, 1999" appearing in Section 2.4(e) and by substituting therefor the words "during each period beginning on December 15 of any calendar year and ending on January 31 of the immediately following calendar year."

    Section 4. AMENDMENT OF SECTION 8 OF THE LOAN AGREEMENT. Section 8 of the Loan Agreement is amended by deleting subsection (t) thereof in its entirety and substituting therefor the following:

         "(t) On and after the Effective Date, the Financing Order has been entered, has not been reversed, stayed, or (except as provided in the Interim Amendment Order, the Final Amendment Order, or the Second Amendment Order, or with the written approval of the Agent) modified, amended or supplemented, and remains in full force and effect."

    Section 5.  AMENDMENT TO SECTION 10.1(A)(VI) OF THE LOAN AGREEMENT.
Section 10.1(a)(vi) of the Loan Agreement is hereby amended by inserting after the words "January 29, 2000," appearing in Section 10.1(a)(vi) the words "or any subsequent fiscal year in which the Exit Maturity Date is scheduled to occur."

    Section 6. AMENDMENT TO SECTION 10.2(L) OF THE LOAN AGREEMENT. Section 10.2(l) of the Loan Agreement is hereby amended by deleting the words "July 3, 1999," appearing in Section 10.2(l) and by substituting therefor the words "February 27, 2000."

    Section 7. AMENDMENTS TO SECTION 10.3 OF THE LOAN AGREEMENT. Section 10.3 of the Loan Agreement is hereby amended as follows:

    CAPITAL EXPENDITURES (SECTION 10.3(A)). Section 10.3(a) of the Loan Agreement is amended by striking the last period and amount set forth in the table in Section 10.3(a) and by substituting therefor the following periods and amounts:

                  PERIOD                      AMOUNT
    ------------------------------------    ----------
    January 31, 1999 - February 5, 2000     $5,500,000
    February 6, 2000 - February 27, 2000    $1,000,000

Section 10.3(a) of the Loan Agreement is further amended by deleting the words "January 31, 1999 through July 3, 1999" appearing in the parenthetical following the table and substituting therefor the words "January 31, 2000 through February 27, 2000."

    CONSOLIDATED EBITDA UNTIL EXIT FACILITY DATE (SECTION 10.3(B)). Section 10.3(b) of the Loan Agreement is amended by inserting in the table in Section 10.3(b), following the last date and amount, the following dates and amounts:



                                                 MINIMUM CUMULATIVE
                                                CONSOLIDATED EBITDA
                   DATE                        SINCE FEBRUARY 4, 1996
              -----------------                ----------------------
              July 5, 1997                           $5,000,000
              August 2, 1997                         $5,600,000
              August 30, 1997                        $6,200,000
              October 4, 1997                        $7,000,000
              November 1, 1997                       $7,300,000
              November 29, 1997                      $8,100,000
              January 3, 1998                       $14,000,000
              January 31, 1998                      $12,500,000

    MINIMUM/MAXIMUM INVENTORY UNTIL EXIT FACILITY DATE (SECTION 10.3(C)).
Section 10.3(c) of the Loan Agreement is amended by inserting in the table in
Section 10.3(c), following the last date and amounts, the following dates and amounts:

    DATE                   MINIMUM AMOUNT      MAXIMUM AMOUNT
    --------------         --------------      --------------
    July 5, 1997            $41,400,000         $50,600,000
    August 2, 1997          $39,300,000         $48,000,000
    August 30, 1997         $38,000,000         $46,500,000
    October 4, 1997         $43,000,000         $52,500,000
    November 1, 1997        $48,100,000         $58,700,000
    November 29, 1997       $51,800,000         $63,300,000
    January 3, 1998         $35,200,000         $43,100,000
    January 31, 1998        $35,400,000         $43,300,000

    MINIMUM/MAXIMUM INVENTORY ON AND AFTER EXIT FACILITY DATE IF A CAPITAL RAISING EVENT HAS NOT OCCURRED (SECTION 10.3(D)). Section 10.3(d) of the Loan Agreement is amended by deleting the dates and amounts following May 3, 1997 in the table in Section 10.3(d), and inserting in place thereof the following dates and amounts:

    DATE                   MINIMUM AMOUNT      MAXIMUM AMOUNT
    --------------         --------------      --------------
    August 2, 1997          $39,300,000         $48,000,000
    November 1, 1997        $48,100,000         $58,700,000
    January 31, 1998        $35,400,000         $43,300,000
    May 2, 1998             $37,200,000         $45,600,000
    August 1, 1998          $40,100,000         $49,000,000
    October 31, 1998        $49,100,000         $59,900,000
    January 30, 1999        $36,100,000         $44,200,000
    May 1, 1999             $37,900,000         $46,500,000
    July 31, 1999           $40,900,000         $50,000,000
    November 6, 1999        $50,100,000         $61,100,000
    February 5, 2000        $36,800,000         $45,100,000

    DEBT SERVICE COVERAGE RATIO ON AND AFTER EXIT FACILITY DATE IF A CAPITAL RAISING EVENT HAS NOT OCCURRED (SECTION 10.3(E)). Section 10.3(e) of the Loan Agreement is amended by inserting immediately in the table in Section 10.3(e), following the last date and ratio, the following new dates and ratios:

    DATE                        MINIMUM RATIO
    ---------------             -------------
    August 2, 1999              1.00 to 1.00
    November 6, 1999            1.00 to 1.00
    February 5, 2000            1.00 to 1.00

    MINIMUM/MAXIMUM INVENTORY ON AND AFTER EXIT FACILITY DATE IF A CAPITAL RAISING EVENT HAS OCCURRED (SECTION 10.3(F)). Section 10.3(f) of the Loan Agreement is amended by deleting the dates and amounts following May 3, 1997 in the table in Section 10.3(f), and inserting in place thereof the following dates and amounts:

    DATE                        MINIMUM AMOUNT       MAXIMUM AMOUNT
    ----------------            --------------       --------------
    August 2, 1997               $39,300,000          $48,000,000
    November 1, 1997             $48,100,000          $58,700,000
    January 1, 1998              $35,400,000          $43,300,000
    May 2, 1998                  $39,700,000          $48,100,000
    August 1, 1998               $42,600,000          $51,500,000
    October 31, 1998             $51,600,000          $62,400,000
    January 30, 1999             $38,600,000          $46,700,000
    May 1, 1999                  $40,400,000          $49,000,000
    July 31, 1999                $43,400,000          $52,500,000
    November 6, 1999             $52,600,000          $63,600,000
    February 5, 2000             $39,300,000          $47,600,000

    DEBT SERVICE COVERAGE RATIO ON AND AFTER EXIT FACILITY DATE IF A CAPITAL RAISING EVENT HAS OCCURRED (SECTION 10.3(G)). Section 10.3(g) of the Loan Agreement is amended by inserting immediately in the table in Section 10.3(g), following the last date and ratio, the following new dates and ratios:

    DATE                         MINIMUM RATIO
    --------------               -------------
    August 2, 1999               2.00 to 1.00
    November 6, 1999             2.00 to 1.00
    February 5, 2000             2.00 to 1.00

    Section 8. AMENDMENTS TO EXHIBITS. The Exhibits to the Loan Agreement are hereby amended as follows:

    EXHIBT A (FORM OF BORROWING BASE REPORT) AND EXHIBIT E (FORM OF COMPLIANCE CERTIFICATE). Exhibit A and Exhibit E of the Loan Agreement are hereby amended by deleting Exhibit A (Form of Borrowing Base Report), and Exhibit E (Form of Compliance Certificate) thereof in their entirety and substituting in place thereof the Form of Borrowing Base Report, and Form of Compliance Certificate attached hereto, as Exhibit A, and Exhibit E, respectively.

    EXHIBIT D (FORM OF EXIT NOTE). Exhibit D to the Loan Agreement is hereby amended by deleting the date "[__________], 1996" appearing on page one thereof and substituting therefor, the date "[____________], 199__".

    Section 9. AMENDMENT FEE. The Borrower agrees to pay to the Agent, for the PRO RATA accounts of the Banks, a Second Amendment amendment fee (the "Amendment Fee") in the amount of $40,000. A portion of the Amendment Fee equal to $20,000 shall be payable within one Business Day following entry by the Bankruptcy Court of the Second Amendment Order, and the balance shall be paid to the Agent ninety (90) days after entry of such order. The Borrower hereby acknowledges and agrees that failure to pay either portion of the Amendment Fee when due under this Section 9 shall constitute an Event of Default. The Borrower hereby authorizes the Agent to debit its Operating Account to pay the applicable portion of the Amendment Fee as and when due under this
Section 9.

    Section 10. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

    (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

    (b) This Amendment has been duly authorized, executed and delivered by the Borrower; and

    (c) Upon entry of the Second Amendment Order, this Amendment shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

    Section 11. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions on or prior to June 26, 1997:

    (a) The Agent shall have received copies, certified by a duly authorized officer of the Borrower as of the date hereof, of the resolution of the board of directors of the Borrower approving the transactions contemplated hereby and the execution and delivery of this Amendment, and as to the titles, incumbency, and specimen signatures of the officers signing this Amendment and the documents relating thereto.

    (b) The Agent shall have received a certificate of a duly authorized officer of the Borrower (i) certifying that no amendments to the certificate or articles of incorporation or organization of the Borrower have been undertaken since such documents were last delivered to the Agent on the Effective Date, and (ii) certifying that no amendments to the by-laws of the Borrower have been undertaken since such documents were last delivered to the Agent on the Effective Date.

    (c) The Agent shall have received evidence that the Bankruptcy Court shall have entered the Second Amendment Order, which must be satisfactory in all respects to the Agent and the Agent's Special Counsel, following requisite and proper prior notice of at least fifteen (15) days to the required parties in interest in the Case, and a related final hearing in the Case if required by the Bankruptcy Court, under Section 364(c) of the Bankruptcy Code and Bankruptcy Rule 4001(c) with respect to the matters set forth in this Amendment. The Second Amendment Order shall be in full force and effect and shall not have been reversed, modified, amended or stayed in any respect. If the Second Amendment Order is the subject of a pending appeal in any respect, none of the Second Amendment Order, the making of the Loans, the issuance, extension or renewal of any Letters of Credit, or the performance by the Borrower of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal. The Borrower, the Agent and the Banks shall be entitled to rely in good faith upon the Second Amendment Order notwithstanding any objection thereto or appeal therefrom by any interested party. The Borrower, the Agent and the Banks shall be permitted and required to perform their respective obligations in compliance with this Amendment and the Loan Agreement notwithstanding any such objection or appeal unless the Second Amendment Order has been stayed by a court of competent jurisdiction.

    (d) The Agent shall have received from the Borrower the most recently required Borrowing Base Report as well as such other documents or instruments relating hereto as the Agent shall have reasonably requested.

    (e) The Agent shall have received a favorable legal opinion addressed to the Banks and the Agent, dated as of the date hereof, in form and substance satisfactory to the Agent, from Ryan, Swanson & Cleveland, counsel to the Borrower.

    Section 12. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement or the DIP Notes shall hereafter refer to the Loan Agreement or the DIP Notes as amended hereby.

    Section 13. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

    Section 14. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

    Section 15. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW), AND, PRIOR TO THE EXIT FACILITY DATE, BUT ONLY TO THE EXTENT APPLICABLE, THE PROVISIONS OF THE BANKRUPTCY CODE.

    IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                               LAMONTS APPAREL, INC.
                               debtor and debtor in possession



                               By: ____________________________
                                    Name:
                                    Title:


                               BANKBOSTON, N.A.
                               for itself and as Agent


                               By:____________________________
                                    Name:
                                    Title:

                                      EXHIBIT A


                     FORM OF BORROWING BASE REPORT AND WORKSHEETS

                                     FORM OF
                              BORROWING BASE REPORT
                              ---------------------

                                 Dated:_____________

                       For Period Ended: _____________________


    The undersigned, __________, the duly elected and qualified _________________ of Lamonts Apparel, Inc., [debtor and debtor in possession*] (the "Borrower"), hereby certifies pursuant to Section 10.1(a)(iv) of the Debtor in Possession and Exit Financing Loan Agreement, dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), among the Borrower, BankBoston, N.A. (f/k/a "The First National Bank of Boston") and the other lending institutions that are or may become parties thereto from time to time (collectively, the "Banks") and BankBoston, N.A. (f/k/a "The First National Bank of Boston") in its capacity as agent (the "Agent") for the Banks, that (a) the information set forth in this Borrowing Base Report was true and correct as of the last day of the period specified herein, (b) this Borrowing Base Report has been prepared in accordance with the applicable provisions of the Loan Agreement relating to the computation of the Borrowing Base and the various components thereof, and (c) as of the date of this Borrowing Base Report, there exists no Default or Event of Default.

    Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.


                             LAMONTS APPAREL, INC., [DEBTOR
                             AND DEBTOR IN POSSESSION*]


                             By:______________________________
                                 Name:
                                 Title:







*Applicable only for the period of time prior to the Exit Facility Date

    BORROWING BASE AS OF __________, 19    FOR THE PERIOD ENDED _________, 19__

                PRE-EXIT FACILITY DATE BORROWING BASE REPORT WORKSHEET


Book Value of inventory                                              $__________

Less:    consigned inventory                       $__________
         returns not of first quality               __________
         obsolete inventory                         __________
         inventory liened other than to Agent       __________
         inventory not in possession of Borrower
           with no acceptale waiver                 __________
         inventory held by Assembly with no
           acceptable waiver                        __________
         inventory outside the United States of
           America                                  __________
         inventory shipped to a customer(s)         __________
         inventory not at a Permitted Inventory
           Location                                 __________
         damaged inventory                          __________
         inventory deemed ineligible by Agent       __________
                                         Total     $

Eligible Inventory                                                   $__________

Gross inventory availability (Eligible Inventory
   x___%)                                                            $__________

Less:    Inventory Shrink Reserve (Book Value
          x__%)                                    $__________

Net inventory availability                                           $__________

Kitsap Store availability:
  the lesser of $1,600,000 or 80% of the
  Kitsap Store appraisal                                             $__________

Gross Availability (Net inventory availability
  plus Kitsap Store availability)                                    $__________

Less:    outstanding DIP Loans                     $__________
         outstanding Letters of Credit
                                         Total     $

Net availability                                                     $__________

                    POST EXIT FACILITY DATE BORROWING BASE REPORT
                       WORKSHEET WITH NO CAPITAL RAISING EVENT

Book Value of inventory                                              $__________

Less:    consigned inventory                       $__________
         returns not of first quality               __________
         obsolete inventory                         __________
         inventory liened other than to Agent       __________
         inventory not in possession of Borrower
           with no acceptale waiver                 __________
         inventory held by Assembly with no
           acceptable waiver                        __________
         inventory outside the United States of
           America                                  __________
         inventory shipped to a customer(s)         __________
         inventory not a Permitted Inventory
           Location                                 __________
         damaged inventory                          __________
         inventory deemed ineligible by Agent       __________
                                         Total     $

Eligible Inventory                                                   $__________

Gross inventory availability (Eligible Inventory
  x___%)                                                             $__________

Less:    Inventory Shrink Reserve (Book Value
          x__%)                                    $__________
         Landlord Lien Reserves                     __________
                                         Total     $

Net inventory availability                                           $__________

Kitsap Store availability:
  the lesser of $1,600,000 or 80% of the
  Kitsap Store appraisal                                             $__________

Gross Availability (Net inventory availability
  plus Kitsap Store availability)                                    $__________

Less:    outstanding Exit Loans                    $__________
         outstanding Letters of Credit              __________
                                         Total    $

Net availability                                                     $__________

                    POST EXIT FACILITY DATE BORROWING BASE REPORT
                       WORKSHEET AFTER A CAPITAL RAISING EVENT


Book Value of inventory                                              $__________

Less:    consigned inventory                       $__________
         returns not of first quality               __________
         obsolete inventory                         __________
         inventory liened other than to Agent       __________
         inventory not in possession of Borrower
            with no acceptale waiver                __________
         inventory held by Assembly with no
            acceptable waiver                       __________
         inventory outside the United States of
            America                                 __________
         inventory shipped to a customer(s)         __________
         inventory not a Permitted Inventory
             Location                               __________
         damaged inventory                          __________
         inventory deemed ineligible by Agent       __________
                                         Total     $

Eligible Inventory                                                   $__________

Gross inventory availability (Eligible Inventory
  x 65%)                                                             $__________

Less:    Inventory Shrink Reserve (Book Value
          x__%)                                    $__________
         Landlord Lien Reserves                     __________
                                         Total     $

Net inventory availability                                           $__________

Less:    outstanding Exit Loans                    $__________
         outstanding Letters of Credit              __________
                                         Total     $

Net availability                                                     $__________

                                      EXHIBIT E

                     FORM OF COMPLIANCE CERTIFICATE AND WORKSHEET

                                                                   EXHIBIT E
                                                                   ---------
                                       FORM OF
                                COMPLIANCE CERTIFICATE
                                ----------------------

                                  _______ __, 199__

To the Banks party to the Loan
Agreement referred to below

c/o BankBoston, N.A. (f/k/a "The First National Bank of Boston")
100 Federal Street
Boston, Massachusetts 02110
Attn:  Steven B. Atwater, Director

Ladies and Gentlemen:

    Reference is made to the Debtor in Possession and Exit Financing Loan Agreement, dated as of June 4, 1996 (as amended, modified, supplemented or restated and in effect from time to time, the "Loan Agreement"), by and among Lamonts Apparel, Inc., [debtor and debtor in possession*] (the "Borrower"), BankBoston, N.A. (f/k/a "The First National Bank of Boston") and the other lending institutions party thereto (collectively, the "Banks") and BankBoston, N.A. (f/k/a "The First National Bank of Boston") in its capacity as agent (the "Agent") for the Banks. Capitalized terms used herein without definition that are defined in the Loan Agreement shall have the respective meanings assigned to such terms in the Loan Agreement.

    This Compliance Certificate refers to the financial statements enclosed herewith for the fiscal [year] [quarter] [month] ended _______. Pursuant to
Section 10.1(a)(iii) of the Loan Agreement, the Borrower, by the undersigned officer of the Borrower (who has reviewed the Loan Documents) hereby certifies to each of you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] [month] referred to above, which is the end of the fiscal [year] [quarter] [month] next preceding the date of this certificate;
(b) as of the date of this certificate, there exists no Default or Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles and the requirements of the Loan Agreement.

     IN WITNESS WHEREOF, Lamonts Apparel, Inc. has executed this Compliance Certificate as of the date first written above.

                                  LAMONTS APPAREL, INC., [DEBTOR
                                    AND DEBTOR IN POSSESSION*]


                                  By:_______________________________
                                      Name:
                                      Title:












*Applicable only for the period of time prior to the Exit Facility Date

                           COMPLIANCE CERTIFICATE WORKSHEET
                                LAMONTS APPAREL, INC.

 SECTION                    GENERAL COVENANT DESCRIPTION             COMPLIANCE
 -------                    ----------------------------             ----------

10.2(a)(ii)        $100,000 limit on certain priority claims           yes/no

10.2.(a)(iii)      $100,000 limit on Section 364 priority claims       yes/no

10.2.(b)(v)        $______ limit on purchase money Indebtedness/       yes/no
                   Capitalized Leases

10.2.(f)(y)        $100,000 twelve month obsolete F&E limit            yes/no

10.2.(g)(D)        $100,000 limit on certain Indebtedness payments     yes/no

10.2(l)            Limit on number of stores and retail outlets        yes/no

                   PERIOD            MAXIMUM NUMBER        ACTUAL
                   ------            --------------        ------

                   5/5/96 - 2/1/97         42              _____
                   2/2/96 - 1/31/98        44              _____
                   2/1/98 - 1/30/99        48              _____
                   1/31/99 - 2/27/00       52              _____

10.3(a)            Limit on Capital Expenditures                       yes/no



PERIOD                  LIMIT         CARRY-OVER     REVISED LIMIT      ACTUAL
------                  -----         ----------     -------------      ------

2/4/96 - 2/1/97         $1,500,000         0           $1,500,000     _________
2/2/97 - 1/31/98        $2,500,000      _______         _______       _________
2/1/98 - 1/30/99        $6,500,000      _______         _______       _________
1/31/99 - 2/5/00        $5,500,000      _______         _______       _________
1/31/00 - 2/27/00       $1,000,000      _______         _______       _________

10.3(b)            Minimum Cumulative Consolidated EBITDA              yes/no

                                Minimum
                   DATE         SINCE 2/4/96       ACTUAL
                   ----         ------------       ------
                   5/4/96      ($ 2,900,000)       ______
                   6/1/96      ($ 2,700,000)       ______
                   7/6/96      ($ 2,600,000)       ______
                   8/3/96      ($ 1,800,000)       ______
                   8/31/96     ($ 1,050,000)       ______
                   10/5/96     ($   200,000)       ______
                   11/2/96      $   500,000        ______
                   11/30/96     $   800,000        ______
                   1/4/97       $ 7,600,000        ______
                   2/1/97       $ 5,900,000        ______
                   3/1/97       $ 4,600,000        ______
                   4/5/97       $ 4,700,000        ______
                   5/3/97       $ 3,900,000        ______
                   5/31/97      $ 4,100,000        ______
                   7/5/97       $ 5,000,000        ______
                   8/2/97       $ 5,600,000        ______
                   8/30/97      $ 6,200,000        ______
                   10/4/97      $ 7,000,000        ______
                   11/1/97      $ 7,300,000        ______
                   11/29/97     $ 8,100,000        ______
                   1/3/98       $14,000,000        ______
                   1/31/98      $12,500,000        ______

10.3.(c)      Pre-Exit Facility Date Minimum/Maximum                   yes/no
              Inventory Limits

                                                       ACTUAL     ACTUAL
   DATE            MINIMUM AMOUNT    MAXIMUM AMOUNT   MINIMUM    MAXIMUM
   ----            --------------    --------------   -------    -------
May 4, 1996        $35,400,000       $43,400,000      _______    _______
June 1, 1996       $36,900,000       $45,200,000      _______    _______
July 6, 1996       $36,600,000       $44,800,000      _______    _______
August 3, 1996     $36,200,000       $44,300,000      _______    _______
August 31, 1996    $37,800,000       $46,300,000      _______    _______
October 5, 1996    $39,100,000       $47,900,000      _______    _______
November 2, 1996   $43,500,000       $53,300,000      _______    _______
November 30, 1996  $47,500,000       $58,200,000      _______    _______
January 4, 1997    $31,000,000       $38,000,000      _______    _______
February 1, 1997   $31,100,000       $38,100,000      _______    _______
March 1, 1997      $34,300,000       $42,100,000      _______    _______
April 5, 1997      $34,000,000       $41,700,000      _______    _______
May 3, 1997        $35,400,000       $43,400,000      _______    _______
May 31, 1997       $37,000,000       $45,300,000      _______    _______
July 5, 1997       $41,400,000       $50,600,000      _______    _______
August 2, 1997     $39,300,000       $48,000,000      _______    _______
August 30, 1997    $38,000,000       $46,500,000      _______    _______
October 4, 1997    $43,000,000       $52,500,000      _______    _______
November 1, 1997   $48,100,000       $58,700,000      _______    _______
November 29, 1997  $51,800,000       $63,300,000      _______    _______
January 3, 1998    $35,200,000       $43,100,000      _______    _______
January 31, 1998   $35,400,000       $43,300,000      _______    _______

10.3.(d)      Minimum/Maximum Inventory Limit With No                  yes/no
              Capital Raising Event

      DATE         MINIMUM AMOUNT     MAXIMUM AMOUNT     ACTUAL MINIMUM     ACTUAL MAXIMUM
      ----         --------------     --------------     --------------     --------------
November 2, 1996   $43,500,000        $53,300,000        ______________     ______________
February 1, 1997   $31,100,000        $38,100,000        ______________     ______________
May 3, 1997        $35,400,000        $43,400,000        ______________     ______________
August 2, 1997     $39,300,000        $48,000,000        ______________     ______________
November 1, 1997   $48,100,000        $58,700,000        ______________     ______________
January 31, 1998   $35,400,000        $43,300,000        ______________     ______________
May 2, 1998        $37,200,000        $45,600,000        ______________     ______________
August 1, 1998     $40,100,000        $49,000,000        ______________     ______________
October 31, 1998   $49,100,000        $59,900,000        ______________     ______________
January 30, 1999   $36,100,000        $44,200,000        ______________     ______________
May 1, 1999        $37,900,000        $46,500,000        ______________     ______________
July 31, 1999      $40,900,000        $50,000,000        ______________     ______________
November 6, 1999   $50,100,000        $61,100,000        ______________     ______________
February 5, 2000   $36,800,000        $45,100,000        ______________     ______________

10.3.(e)      Debt Service Coverage Ratio with No Capital              yes/no
              Raising Event

                                                  ACTUAL
               DATE            MINIMUM RATIO     RATIO (A)
               ----            -------------     ---------
         November 2, 1996      0.22 to 1.00      _________
         February 1, 1997      1.00 to 1.00      _________
         May 3, 1997           1.00 to 1.00      _________
         August 2, 1997        0.95 to 1.00      _________
         November 1, 1997      1.00 to 1.00      _________
         January 31, 1998      1.00 to 1.00      _________
         May 2, 1998           1.00 to 1.00      _________
         August 1, 1998        1.00 to 1.00      _________
         October 31, 1998      1.00 to 1.00      _________
         January 30, 1999      1.00 to 1.00      _________
         May 1, 1999           1.00 to 1.00      _________
         August 2, 1999        1.00 to 1.00      _________
         November 6, 1999      1.00 to 1.00      _________
         February 5, 2000      1.00 to 1.00      _________

10.3.(f)      Minimum/Maximum Inventory Limits With a                  yes/no
              Capital Raising Event

      DATE             MINIMUM AMOUNT      MAXIMUM AMOUNT      ACTUAL MINIMUM      ACTUAL MAXIMUM
      ----             --------------      --------------      --------------      --------------
November 2, 1996       $47,000,000         $57,600,000         ______________      ______________
February 1, 1997       $33,000,000         $40,400,000         ______________      ______________
May 3, 1997            $39,000,000         $47,800,000         ______________      ______________
August 2, 1997         $39,300,000         $48,000,000         ______________      ______________
November 1, 1997       $48,100,000         $58,700,000         ______________      ______________
January 1, 1998        $35,400,000         $43,300,000         ______________      ______________
May 2, 1998            $39,700,000         $48,100,000         ______________      ______________
August 1, 1998         $42,600,000         $51,500,000         ______________      ______________
October 31, 1998       $51,600,000         $62,400,000         ______________      ______________
January 30, 1999       $38,600,000         $46,700,000         ______________      ______________
May 1, 1999            $40,400,000         $49,000,000         ______________      ______________
July 31, 1999          $43,400,000         $52,500,000         ______________      ______________
November 6, 1999       $52,600,000         $63,600,000         ______________      ______________
February 5, 2000       $39,300,000         $47,600,000         ______________      ______________

10.3.(g)      Debt Service Coverage Ratio with a Capital               yes/no
              Raising Event
                                                     ACTUAL
                    DATE          MINIMUM RATIO     RATIO (A)
                    ----          -------------     ---------
              November 2, 1996    0.32 to 1.00      _________
              February 1, 1997    1.30 to 1.00      _________
              May 3, 1997         1.66 to 1.00      _________
              August 2, 1997      1.90 to 1.00      _________
              November 1, 1997    2.00 to 1.00      _________
              January 31, 1998    2.00 to 1.00      _________
              May 2, 1998         2.00 to 1.00      _________
              August 1, 1998      2.00 to 1.00      _________
              October 31, 1998    2.00 to 1.00      _________
              January 30, 1998    2.00 to 1.00      _________
              May 1, 1999         2.00 to 1.00      _________
              August 2, 1999      2.00 to 1.00      _________
              November 6, 1999    2.00 to 1.00      _________
              February 5, 2000    2.00 to 1.00      _________

(a) Debt Service Coverage Ratio Calculation Summary

    Operating Cash Flow:
         Consolidated EBITDA                               _____________
         minus cash taxes                                  _____________
         minus cash Capital expenditures                   _____________
         Operating Cash Flow

    Total Debt Service:
         Consolidated Total Interest Expense               _____________
         plus non-excluded cash financing fees             _____________
         plus principal Indebtedness payments              _____________
         plus principal Capitalized lease payments         _____________
         Total Debt Service

    Operating Cash Flow divided by Total Debt Service      _____________